SUPPLEMENT TO

Calvert Income Funds Prospectus
Class R (Retirement)
dated January 31, 2013

Date of Supplement: March 20, 2013

Michael Abramo no longer serves as a portfolio manager for Calvert Income Fund (the “Fund”).

The portfolio management table under “Portfolio Management” in the Fund Summary on page 3 is revised and restated as follows to reflect the above-referenced change to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio		Length of Time
Manager Name	Title	Managing Fund
Vishal Khanduja,	Portfolio Manager	Since January
CFA		2013

Matthew Duch	Vice President, Portfolio	Since September
	Manager	2011

In addition, the portfolio management table for the Fund under “Management of Fund Investments – Portfolio Management” on page 9 has been revised and restated as follows:

Calvert Income Fund
Calvert Investment Management, Inc.

See “About Calvert” above.

Vishal Khanduja and Matthew Duch are jointly and primarily responsible for the day-to-day management of the Fund.

Role on Management Team
Portfolio Manager	Business Experience During Last 5 Years
Vishal Khanduja, CFA	Mr. Khanduja has been a member of the Calvert Taxable Fixed Income Team since July 2012 and became a Portfolio Manager for this Fund in January 2013. He previously worked at
Columbia Management as Portfolio Manager – Global Rates and Currency Team (2009-2012) and Senior Analyst – Structured Assets Team (2008-2009). Prior to Columbia Management, he
	was Associate Director (Fixed Income Analytics) at Galliard Capital Management (2007-2008).	Lead Portfolio Manager

Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Co-Portfolio Manager